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UNITED STATES
SECURITIES AND CHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-21553

Voya Global Equity Dividend and Premium Opportunity Fund
(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange
Street, Wilmington, DE 19801
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: February 28

Date of reporting period: March 1, 2015 – August 31, 2015

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report

August 31, 2015

Voya Global Equity Dividend and Premium Opportunity Fund

    E-Delivery Sign-up — details inside

This report is intended for existing current holders. It is not a prospectus. This information should be read carefully.

INVESTMENT MANAGEMENT voyainvestments.com

TABLE OF CONTENTS

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Report	4
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	10
Summary Portfolio of Investments	20
Shareholder Meeting Information	25
Advisory Contract Approval Discussion	26
Additional Information	27

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Fund. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Dear Shareholder,

Voya Global Equity Dividend and Premium Opportunity Fund (the “Fund”) is a diversified, closed-end management investment company whose shares are traded on the New York Stock Exchange under the symbol “IGD.” The primary objective of the Fund is to provide a high level of income, with a secondary objective of capital appreciation.

The Fund seeks to achieve its objectives by investing in a portfolio of global common stocks that have a history of attractive dividend yields and employing an option strategy of writing call options on a portion of the equity portfolio.

For the period ended August 31, 2015, the Fund made monthly distributions totaling $0.46 per share, all characterized as net investment income.*

Based on net asset value (“NAV”), the Fund provided a total return of -3.31% for the period ended August 31, 2015.(1)(2) This NAV return reflects a decrease in the Fund’s NAV from $9.31 on February 28, 2015 to $8.52 on August 31, 2015, after taking into account the monthly distributions noted above. Based on its share price, the Fund provided a total return of -11.19% for the period ended August 31, 2015.(2)(3) This share price return reflects a decrease in the Fund’s share price from $8.53 on February 28, 2015 to $7.17 on August 31, 2015, after taking into account the monthly distributions noted above.

The global equity markets have witnessed a challenging and turbulent period. Please read the Market Perspective and Portfolio Managers’ Report for more information on the market and the Fund’s performance.

At Voya our mission is to help you grow and protect your wealth, by offering you and your financial advisor a range of global investment solutions. We invite you to visit our website at www.voyainvestments.com. Here you will find current information on our investment products and services, including our open- and closed-end funds and our retirement portfolios. You will see that Voya offers a broad range of equity, fixed income and multi-asset strategies that aim to fulfill a variety of investor needs.

Thank you for trusting Voya with your investment assets. We look forward to serving you in the months and years ahead.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
October 1, 2015

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

More complete information about the Fund, including the Fund’s daily New York Stock Exchange closing prices and net asset values per share, is available at www.voyainvestments.com or by calling the Fund’s Shareholder Service Department at (800) 992-0180. To obtain a prospectus for any Voya mutual fund, please call your financial advisor or a fund’s Shareholder Service Department at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

*	The final tax composition of dividends and distributions will not be determined until after the Fund’s tax year-end.

(1)	Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan.

(2)	Total returns shown include, if applicable, the effect of fee waivers and/or expense reimbursements by the investment adviser. Had all fees and expenses been considered, the total returns would have been lower.

(3)	Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan.

MARKET PERSPECTIVE:  SIX MONTHS ENDED AUGUST 31, 2015

For most of the first half of our new fiscal year, global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, traded within 3% either side of the starting level. But in August an unexpected announcement from China re-awakened other concerns, which intensified and drove the Index down 5.39% for the six-month period. (The Index returned –6.14% for the six-months ended August 31, 2015, measured in U.S. dollars.)

U.S. economic data started off mixed, but were improving by the end of the period. Employment was a source of strength after a dip in March. By August, the three-month average for jobs created exceeded 235,000 and the unemployment rate was down to 5.3%. Reservations remained however, about the low labor force participation rate and sluggish wage growth. Gross domestic product (“GDP”) edged up 0.6% annualized in the first quarter of 2015, held back by the effects of another harsh winter, but rebounded to 3.7% in the second quarter. Industrial production and factory orders seemed to be in a downward drift before picking up in August, while retail sales were still not showing much acceleration despite lower gasoline prices.

Superimposed on this was the prospect of rising U.S. interest rates. The U.S. Federal Reserve Board’s latest pronouncements suggested the time for an increase was approaching, while stressing that the process would be data driven. But it had not increased rates for nine years and many feared that it would feel pressed to act before the economy was really ready.

Internationally, the European Central Bank at last implemented a program of quantitative easing in March. Before long the economic data started to look a little better: the unemployment rate ticked down to 11.1%, prices stopped falling and GDP rose 0.7% in the first half of 2015. However investors’ attention turned to Greece, whose new government sought to ease the terms of its €240 billion bailout and roll back reforms. After months of wrangling the uncompromising Greek Prime Minister Tsipras walked away from his creditors’ final offer. But two weeks later, with Greece facing ejection from the euro zone and its banks shuttered, he acceded to even stricter terms than he rejected.

Annual GDP growth in China decelerated to 7.0% in the first and second quarters of 2015, the slowest in six years. But to many commentators these nice round numbers were suspiciously close to government targets and the real situation was much weaker. Global nervousness intensified as the Shanghai Stock Exchange Composite Index rose 64% in 2015 to June 12, fueled by retail savings and margin debt, only to plunge 25% in two months despite government intervention. On August 11 global markets were shaken when China announced a 2% devaluation of the yuan, whose value would become more market driven. This was taken as a signal that the Chinese economy, the largest single contributor to global growth in recent years, was indeed weaker than had previously been admitted. It also threatened a round of competitive currency devaluations from other less developed economies, already suffering from China’s fading demand for their raw materials. By the end of August the Shanghai Stock Exchange Composite had lost all of its gains for 2015 and had taken the world’s equities and commodities markets with it.

In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) lost 0.68% in the first half of the fiscal year, while the Barclays U.S. Treasury Bond sub-index slipped 0.09%. Indices of riskier classes fared worse. The Barclays U.S. Corporate Investment Grade Bond sub-index fell 2.78%; the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) fell 2.85%. Reflecting another kind of risk, the Barclays Global Inflation Linked U.S. TIPS Index lost 2.08% as inflationary expectations receded.

U.S. equities, represented by the S&P 500® Index including dividends, dropped 5.32% in the six months through August. Excluding dividends, the index fell in the second quarter of 2015, ending a streak of nine positive quarters, while August represented the worst month since May 2012. The Consumer discretionary sector did best over the six months, edging down 0.53%. The worst performing sectors were understandably energy and materials, slumping an almost identical 14.84% and 14.95% respectively. S&P 500® earnings per share in the second quarter of 2015, despite continuing high levels of share buybacks, were set to record their first year-over-year decline since the third quarter of 2012, dragged down by the energy sector.

In currencies, the dollar was little changed against the other majors over the half-year, in fairly trendless trading after strong dollar gains in the previous six months. The dollar eased 0.12% against the euro, gained 0.58% on the pound, and added 1.34% against the yen. After the Chinese currency devaluation, the dollar gained 2.73% against the yuan to the end of August.

In international markets, the MSCI Japan® Index added 0.41%, despite a sharp fall in August. Exporters benefited from the lower yen and all sectors from the Government Pension Investment Fund’s rebalancing into stocks. The MSCI Europe ex UK® Index fell 4.69%, nearly twice as much in August alone. The sub-index had set a new record in early April after the introduction of quantitative easing, the declining euro that went with it and some signs of improving data. The MSCI UK® Index slumped 8.25%. While the UK index suffered from a triple weighting in energy compared to the rest of Europe, it is dominated by multinationals and its returns are often driven by issues affecting a few of them, such as, in the six months through August, Glencore in materials, Royal Dutch Shell in energy and Standard Chartered in banks.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Barclays Global Inflation Linked U.S. TIPS Index	The index measures the performance of the US Treasury Inflation Protected Securities (TIPS) market.
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
Chicago Board Options Exchange BuyWrite Monthly Index (“CBOE BuyWrite Monthly Index”)	A passive total return index based on selling the near-term, at-the-money S&P 500® Index call option against the S&P 500® stock index portfolio each month, on the day the current contract expires.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
Shanghai Stock Exchange Composite Index
A capitalization-weighted index. The index tracks the daily price performance of all A-shares and B-shares listed on the Shanghai Stock Exchange. The index was developed on December 19, 1990 with a base value of 100.

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of August 31, 2015 (as a percentage of net assets)

United States	43.1%
United Kingdom	10.5%
France	10.2%
Japan	7.7%
Switzerland	5.9%
Italy	3.9%
Canada	3.8%
Netherlands	2.7%
Germany	1.9%
Sweden	1.6%
Countries between 0.9%–1.4%ˆ	4.6%
Assets in Excess of Other Liabilities*	4.1%
Net Assets	100.0%
* Includes purchased options.
ˆ Includes 4 countries, which each represents 0.9%–1.4% of net assets.
Portfolio holdings are subject to change daily.

Voya Global Equity Dividend and Premium Opportunity Fund (the “Fund”) seeks to provide investors with a high level of income from a portfolio of global common stocks with historically attractive dividend yields and premiums from call option writing. Under normal market conditions, the Fund will invest at least 80% of its managed assets in a portfolio of common stocks of dividend paying companies located throughout the world, including the U.S. The Fund’s secondary investment objective is capital appreciation.

Portfolio Management: The Fund is managed by Bruno Springael, Nicolas Simar, Willem van Dommelen and Kris Hermie, Portfolio Managers, NNIP Advisors B.V. — the Sub-Adviser.*

Equity Portfolio Construction: The stock selection process begins with constructing an eligible universe of global common stocks with market capitalizations typically over $1 billion that have a history of paying dividend yields. Through a multi-step screening process of various fundamental factors and fundamental analysis, the portfolio managers construct a portfolio generally consisting of 80-120 common stocks with a history of attractive dividend yields and a potential for stable or growing dividends that are supported by business fundamentals. The portfolio generally seeks to target a dividend yield higher than that of the MSCI World IndexSM dividend yield. Stocks that do not pay dividends may also be selected for portfolio construction and risk control purposes.

The Fund’s Integrated Option Strategy: The Fund’s option strategy is designed to seek gains and lower volatility of total returns over a market cycle by primarily selling call options on selected indices and/or on individual securities and/or exchange traded funds (“ETFs”).

The Fund’s call option writing is determined based on stock outlook, market opportunities and option price volatility. The Fund seeks to sell call options that are generally short-term (between 10 days and three months until expiration) and at-the-money, out-of-the-money, or near-the-money. The underlying value of such calls will generally represent 35% to 75% of the value of the Fund’s portfolio. The Fund typically maintains its call positions until expiration, but it retains the option to buy back the call options and sell new call options. Call options can be written both in exchange-listed option markets and over-the-counter markets with major international banks, broker-dealers and financial institutions.

The Fund may seek to, and during the reporting period sought to, partially hedge the foreign currency risk inherent in its international equity holdings. Such currency hedges are generally implemented by buying out-of-the-money puts on international currencies versus the U.S. dollar and financing them by writing out-of-the-money foreign exchange (“FX”) calls. The Fund may also hedge currency exposure by selling the international currencies forward.

The Fund may also invest in other derivative instruments, such as futures, for investment, hedging and risk-management purposes to gain or reduce exposure to securities, security markets, market indices consistent with its investment objectives and strategies. Such derivative instruments are acquired to enable the Fund to make market directional tactical decisions to enhance returns, to protect against a decline in its assets or as a substitute for the purchase or sale of equity securities.

Top Ten Holdings as of August 31, 2015 (as a percentage of net assets)

BNP Paribas	2.1%
General Electric Co.	2.0%
Microsoft Corp.	2.0%
Royal Dutch Shell PLC	2.0%
Citigroup, Inc.	1.9%
Pfizer, Inc.	1.9%
ExxonMobil Corp.	1.6%
McDonald’s Corp.	1.6%
Roche Holding AG	1.6%
Total S.A.	1.6%

Portfolio holdings are subject to change daily.

Additionally, the Fund retains the ability to partially hedge against significant market declines by buying out-of-the-money put options on regional or country indices, such as the S&P 500® Index, the Financial Times Stock Exchange 100 Index (“FTSE 100”), the Nikkei All Stock Index (“Nikkei”), the Euro Stoxx 50 (Price) Index (“EuroStoxx 50”) or any other broad-based global or regional securities index with an active derivatives market.

Performance: Based on net asset value (“NAV”), the Fund provided a total return of –3.31% for the period ended August 31, 2015.(1) This NAV return reflects a decrease in the Fund’s NAV from $9.31 on February 28, 2015 to $8.52 on August 31, 2015, after taking into account monthly distributions. Based on its share price as of August 31, 2015, the Fund provided a total return of –11.19% for the period.(1) This share price return reflects a decrease in the Fund’s share price from $8.53 on February 28, 2015 to $7.17 on August 31, 2015, after taking into account monthly distributions. The reference indices, the MSCI World IndexSM and the Chicago Board Options Exchange (“CBOE”) BuyWrite Monthly Index (“BXM Index”), returned -6.14% and 0.07%, respectively, for the reporting period. During the period, the Fund made monthly distributions totaling $0.46 per share, all characterized as net investment income.(2) As of August 31, 2015, the Fund had 97,548,925 shares outstanding.

PORTFOLIO MANAGERS’ REPORT	VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

Portfolio Specifics: Equity Portfolio: The equity portfolio of the strategy lagged the MSCI World IndexSM over the six-month period ending August 31st, 2015. The underperformance was mainly due to negative stock selection in the consumer discretionary, technology and materials sectors. In consumer discretionary, the worst contributor was our underweight (zero holding) in the non-dividend paying Amazon.com, Inc. which surprised analysts by reporting a quarterly profit. Our exposure to the clothes retailer Gap Inc. was also a negative contributor, partly due to price weakness following second quarter earnings results. In technology, our semiconductor names lagged the broader information technology sector. Our overweight in the energy sector was also a negative contributor to relative performance. The main positive contribution came from our stock picking in the financials sector. The best stock pick was the French bank BNP Paribas, which gained impressively despite declining markets. We believe that sentiment towards Eurozone banks was helped during the period by central bank quantitative easing, falling “Grexit” risks and improving dividend growth expectations on the back of balance sheet recovery. Our stock selection also contributed positively within the industrials sector. French construction firm VINCI was the best performing industrial stock in the Fund.

Options Portfolio: Over the reporting period, index call options were written on around 50% of the market value of the Fund. The calls were sold on the following indices: Nikkei 225, DJ Eurostoxx 50®, FTSE 100 and S&P 500®. During the reporting period, the strikes of the call options written were approximately at-the-money.

During the reporting period, most of the relevant indexes decreased. At the same time, implied volatility of these markets has increased. As expected in this declining market, our option portfolio had a positive contribution to performance. In addition, a small tactical futures overlay detracted from performance.

A significant part of the Fund’s investments is directly exposed to currency risk, due to investments in global markets. We partially hedge this risk by purchasing foreign exchange (“FX”) options. To bring the FX overlay more in line with the equity option overlay, we write FX options to finance the Fund’s options purchases. In doing so, the Fund will give up part of its FX upside potential in return for cheaper downside protection.

During the reporting period the FX option hedges helped to dampen the exposures of Fund’s return to currency volatility and had a positive contribution to overall performance.

Outlook and Current Strategy: We continue to be overweight European stocks due to the availability of attractive dividend opportunities relative to other regions in the world. We still expect economic growth to accelerate across the region on the back of a lower oil price, a weaker euro and an improving credit environment. We believe banks offer attractive upside (capital gain and dividend growth) in a recovering Eurozone credit cycle. It is the most domestically exposed sector while capital concerns have diminished following second-quarter results. We believe the sector is also less affected by emerging market concerns/currency due to its domestic nature. Defensive growth stocks — on the other hand — are more globally exposed, expensive and lack fundamental support in our opinion. We therefore continue to avoid ‘high-expectations’ industries, such as health care and real estate investment trusts, for valuation reasons.

In Japan, we have noticed improving corporate behavior, with companies announcing higher share buy backs and dividends. However, valuations have risen a great deal on the back of quantitative easing by the Bank of Japan and, in our opinion, it has been more difficult to find attractive dividend-paying stocks.

The lack of undervalued stocks in our U.S. investment universe means we have a Fund underweight relative its reference index. U.S. valuations have fallen from their highs, but remain at relatively high levels, in our opinion. The labor market continues to improve but we believe wage-growth pressure will test the ability of corporates to expand margins. The strong U.S. dollar is also a headwind for corporate earnings in this region.

*	Prior to April 7, 2015, NNIP Advisors B.V. was known as ING Investment Management Advisors B.V.

(1)	Total returns shown include, if applicable, the effect of fee waivers and/or expense reimbursements by the investment adviser. Had all fees and expenses been considered, the total returns would have been lower.

(2)	The final tax composition of dividends and distributions will not be determined until after the Fund’s tax year-end.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance data represents past performance and is no guarantee of future results. Past performance is not indicative of future results. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. Investors cannot invest directly in an index.

STATEMENT OF ASSETS AND LIABILITIES AS OF AUGUST 31, 2015 (UNAUDITED)

ASSETS:
Investments in securities at fair value*	$798,126,150
Cash	18,036,972
Cash collateral for futures	1,489,061
Foreign currencies at value**	17,620,212
Receivables:
Dividends	2,494,246
Foreign tax reclaims	1,017,606
Variation margin	36,357
Prepaid expenses	2,345
Reimbursement due from manager	19,753
Other assets	26,632
Total assets	838,869,334
LIABILITIES:
Payable for investment securities purchased	1,621,459
Payable for foreign cash collateral for futures***	2,819,558
Payable for investment management fees	835,841
Payable to trustees under the deferred compensation plan (Note 6)	26,632
Payable for trustee fees	4,447
Other accrued expenses and liabilities	196,376
Written options, at fair valueˆ	2,274,955
Total liabilities	7,779,268
NET ASSETS	$831,090,066
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,164,432,339
Undistributed net investment income	13,933
Accumulated net realized loss	(292,380,216)
Net unrealized depreciation	(40,975,990)
NET ASSETS	$831,090,066

______________
* Cost of investments in securities	$842,362,030
** Cost of foreign currencies	$17,860,477
*** Cost of payable for foreign cash collateral for futures	$2,819,558
ˆ Premiums received on written options	$6,707,580

Net assets	$831,090,066
Shares authorized	unlimited
Par value	$0.010
Shares outstanding	97,548,925
Net asset value	$8.52

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED AUGUST 31, 2015 (UNAUDITED)

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$17,110,142
Total investment income	17,110,142
EXPENSES:
Investment management fees(1)	4,993,820
Transfer agent fees	18,034
Administrative service fees(1)	148,857
Shareholder reporting expense	82,800
Professional fees	30,588
Custody and accounting expense	119,327
Trustee fees	13,343
Miscellaneous expense	74,753
Total expenses	5,481,522
Net waived and reimbursed fees	(106,280)
Net expenses	5,375,242
Net investment income	11,734,900
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	20,272,125
Foreign currency related transactions	(921,805)
Futures	7,127,951
Written options	6,904,967
Net realized gain	33,383,238
Net change in unrealized appreciation (depreciation) on:
Investments	(89,238,328)
Foreign currency related transactions	923,306
Futures	(1,531,897)
Written options	11,700,087
Net change in unrealized appreciation (depreciation)	(78,146,832)
Net realized and unrealized loss	(44,763,594)
Decrease in net assets resulting from operations	$(33,028,694)

_______________ * Foreign taxes withheld	$1,253,814
(1)  Effective May 1, 2015, the investment management fee and administration fee were combined under a single amended and restated investment management agreement. Please see Note 4 for further information.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Six Months Ended August 31, 2015	Year Ended February 28, 2015
FROM OPERATIONS:
Net investment income	$11,734,900	$21,252,980
Net realized gain	33,383,238	71,959,445
Net change in unrealized appreciation (depreciation)	(78,146,832)	(75,575,619)
Increase (decrease) in net assets resulting from operations	(33,028,694)	17,636,806

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(44,482,310)	(88,964,620)
Total distributions	(44,482,310)	(88,964,620)

FROM CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets	(77,511,004)	(71,327,814)

NET ASSETS:
Beginning of year or period	908,601,070	979,928,884
End of year or period	$831,090,066	$908,601,070
Undistributed (distributions in excess of) net investment income at end of year or period	$13,933	$(4,223,169)

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

	Per Share Operating Performance														Ratios and Supplemental Data
		Income (loss) from investment operations				Less distributions									Ratios to average net assets

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Adjustment to paid-in capital for offering costs	Net asset value, end of year or period	Market value, end of year or period	Total investment return at net asset value(1)	Total investment return at market value(2)	Net assets, end of year or period (000’s)	Gross expenses prior to expense waiver(3)	Net expenses after expense waiver(3)(4)	Net investment income (loss)(3)(4)	Portfolio turnover
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	($000’s)	(%)	(%)	(%)	(%)
08-31-15	9.31	0.12	•	(0.45)	(0.33)	0.46	—	—	0.46	—	8.52	7.17	(3.31)	(11.19)	831,090	1.22	1.20	2.62	19
02-28-15	10.05	0.22		(0.05)	0.17	0.91	—	—	0.91	—	9.31	8.53	2.47	3.92	908,601	1.22	1.20	2.23	31
02-28-14	9.82	0.27		0.92	1.19	0.69	—	0.27	0.96	—	10.05	9.08	13.65	9.95	979,929	1.22	1.20	2.70	48
02-28-13	10.01	0.27		0.61	0.88	0.25	—	0.82	1.07	—	9.82	9.17	10.34	7.88	958,153	1.23	1.18	2.78	75
02-29-12	11.39	0.36	•	(0.55)	(0.19)	0.26	—	0.93	1.19	—	10.01	9.56	(1.13)	(3.28)	976,685	1.24	1.14	3.45	90
02-28-11	11.58	0.35		0.76	1.11	0.82	—	0.48	1.30	—	11.39	11.12	10.44	0.29	1,108,699	1.22	1.07	3.16	58
02-28-10	9.81	0.38		3.17	3.55	0.30	—	1.48	1.78	—	11.58	12.45	38.12	78.96	1,117,910	1.23	1.03	3.34	72
02-28-09	17.39	0.68	•	(6.39)	(5.71)	0.95	—	0.92	1.87	—	9.81	8.14	(34.02)	(45.09)	947,889	1.22	1.02	4.76	84
02-29-08	19.98	0.66	•	(1.18)	(0.52)	0.61	1.35	0.11	2.07	—	17.39	17.34	(2.74)	(5.71)	1,691,458	1.23	1.03	3.40	79
02-28-07	19.08	0.67	•	2.09	2.76	0.57	1.24	0.06	1.87	0.01	19.98	20.55	15.32	19.35	1,933,397	1.21	1.01	3.43	119
03-31-05(5)–02-28-06	19.06(6)	0.63		0.79	1.42	0.66	0.43	0.31	1.40	—	19.08	18.96	7.84	2.13	1,825,844	1.23	1.03	3.75	112

(1)	Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the dividend reinvestment plan. Total investment return at net asset value is not annualized for periods less than one year.

(2)	Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan. Total investment return at market value is not annualized for periods less than one year.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has entered into a written expense limitation agreement with the Fund under which it will limit the expenses of the Fund (excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(5)	Commencement of operations.

(6)	Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share and the offering costs of $0.04 per share paid by the shareholder from the $20.00 offering price.

•	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2015 (UNAUDITED)

NOTE 1 — ORGANIZATION

Voya Global Equity Dividend and Premium Opportunity Fund (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is organized as a Delaware statutory trust.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investments oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Investment Adviser has retained Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, to provide certain consulting services for the Investment Adviser. The Investment Adviser has engaged NNIP Advisors B.V. (“NNIP Advisors” or the “Sub-Adviser”), a subsidiary of ING Groep N.V. (“ING Groep”), domiciled in The Hague, The Netherlands to serve as the Sub-Adviser to the Fund. Prior to April 7, 2015, NNIP Advisors was known as ING Investment Management Advisors B.V.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The NAV per share of the Fund is calculated by taking the value of the Fund’s assets, subtracting the Fund’s liabilities, and dividing by the number of shares that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages between the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, the Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Fund’s forward foreign currency contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2015 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which the Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Fund’s valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Fund. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Summary Portfolio of Investments.

U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when the Fund has a significant amount of Level 3 investments.

For the period ended August 31, 2015, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Premium amortization and discount accretion are determined using the effective yield method. Dividend income is recorded on the ex-dividend date or in the case of certain foreign dividends, when the information becomes available to the Fund.

C.  Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2015 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Distributions to Shareholders. The Fund intends to make monthly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on investments. Such monthly distributions may also consist of return of capital. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. Distributions are determined annually in accordance with federal tax principles, which may differ from U.S. GAAP for investment companies.

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time depending on whether the Fund has gains or losses on the call options written on its portfolio versus gains or losses on the equity securities in the portfolio. Each month, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, other income or capital gains, and return of capital, if any. The final composition of the tax characteristics of the distributions cannot be determined with certainty until after the end of the Fund’s tax year, and will be reported to shareholders at that time. A significant portion of the Fund’s distributions may constitute a return of capital. The amount of monthly distributions will vary, depending on a number of factors. As portfolio and market conditions change, the rate of dividends on the common shares will change. There can be no assurance that the Fund will be able to declare a dividend in each period.

E.  Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

F.  Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Risk Exposures and the use of Derivative Instruments. The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Fund to pursue its objectives more quickly and efficiently, than if it were to

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2015 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the U.S. dollar appreciates against the currency, while the U.S. dollar value will increase as the U.S. dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Sub-Adviser. As of the date of this report, interest rates in the United States are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Fund investments, adversely affect values, and increase the Fund’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2015 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Fund may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Fund. For purchased OTC options, the Fund bears the risk of loss in the amount of the premiums paid and the change in market value of the options should the counterparty not perform under the contracts. As of August 31, 2015, the total fair value of purchased OTC options subject to counterparty credit risk was $711,537. The counterparties did not post any collateral to the Fund at period end. There were no credit events during the period ended August 31, 2015 that triggered any credit related contingent features.

The Fund’s master agreements with derivative counterparties have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s NAV, which could cause the Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Fund’s Master Agreements.

Written options by the Fund do not give rise to counterparty credit risk, as written options obligate the Fund to perform and not the counterparty. As of August 31, 2015, the total value of written OTC call options subject to Master Agreements in a liability position was $2,274,955. If a contingent feature had been triggered, the Fund could have been required to pay this amount in cash to its counterparties. The Fund did not post collateral for its open written OTC options at period end. There were no credit events during the period ended August 31, 2015 that triggered any credit related contingent features.

H.  Futures Contracts. The Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, the Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the period ended August 31, 2015, the Fund had purchased and sold futures contracts on various equity indices to enable the Fund to make market directional tactical decisions to enhance returns, to protect against a decline in its assets or as a substitute for the purchase or sale of equity securities. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the period ended August 31, 2015, the Fund had an average notional value on purchased and sold futures of $25,983,904 and $29,999,470, respectively. Please refer to the Summary Portfolio of Investments for open futures contracts at August 31, 2015.

I.  Options Contracts. The Fund may purchase put and call options and may write (sell) put options and covered call options. The premium received by the Fund upon the writing of a put or call option is included in the Statement of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2015 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

is exercised, the proceeds on sales of the underlying security for a written call option or purchased put option or the purchase cost of the security for a written put option or a purchased call option is adjusted by the amount of premium received or paid. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

The Fund’s option strategy seeks to reduce volatility of total returns and to supplement distributions by selling call options and may also purchase put options on equity indices.

The Fund is also subject to foreign currency risk given its significant investments in foreign equities. In order to mitigate this risk, the Fund uses foreign-exchange option collars. Please refer to Note 7 for the volume of both purchased and written option activity during the period ended August 31, 2015.

J.  Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from sales of investments for the period ended August 31, 2015, excluding short-term securities, were $159,118,649 and $183,858,031, respectively.

NOTE 4 — INVESTMENT MANAGEMENT FEES

Prior to May 1, 2015, the Fund had entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Management Agreement compensated the Investment Adviser with a management fee, payable monthly, based on an annual rate of 1.05% of the Fund’s average daily managed assets. For purposes of the Management Agreement, managed assets are defined as the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares). As of August 31, 2015, there were no preferred shares outstanding. Amounts paid to the Investment Adviser through April 30, 2015 are reflected as investment management fees on the accompanying Statements of Operations.

Also, prior to May 1, 2015, the Fund had entered into an administrative agreement (“Administrative Agreement”) with Voya Funds Services, LLC (the “Administrator”), a Delaware limited liability company. The Administrator provided certain administrative and shareholder services necessary for Fund operations and was responsible for the supervision of other service providers. For its services, the Administrator was entitled to receive from the Fund a fee at an annual rate of 0.10% of the Fund’s average daily managed assets. Amounts paid to the Administrator through April 30, 2015 are reflected as administrative service fees on the accompanying Statement of Operations.

Effective May 1, 2015, the terms of the Fund’s Management Agreement and Administrative Agreement were combined under a single Amended and Restated Investment Management Agreement with a single management fee. The single management fee rate under the Fund’s Amended and Restated Investment Management Agreement does not exceed the former combined investment management and administrative services fee rates for the Fund and there is no change to the investment management or administrative services provided.

The Amended and Restated Investment Management Agreement compensates the Investment Adviser with a management fee, payable monthly, based on an annual rate of 1.15% of the Fund’s average daily managed assets. Single management fee amounts paid to the Investment Adviser from May 1, 2015 through August 31, 2015 are reflected as investment management fees on the accompanying Statement of Operations.

The Investment Adviser has entered into a consulting agreement with Voya IM (the “Consultant”). For its services, the Consultant will receive a consultancy fee from the Investment Adviser. No fee will be paid by the Fund directly to the Consultant. These services include, among other things, furnishing statistical and other factual information; providing advice with respect to potential investment strategies that may be employed for the Fund, including, but not limited to, potential options strategies; developing economic models of the anticipated investment performance and yield for the Fund; and providing advice to the Investment Adviser and/or Sub-Adviser with respect to the Fund’s level and/or managed distribution policy.

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2015 (UNAUDITED) (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

The Investment Adviser has entered into sub-advisory agreement with NNIP Advisors. Subject to policies as the Board or the Investment Adviser may determine, NNIP Advisors manages the Fund’s assets in accordance with the Fund’s investment objectives, policies and limitations.

NOTE 5 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund under which it will limit the expenses of the Fund, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to 1.20% of average daily managed assets.

The Investment Adviser may at a later date recoup from the Fund for fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.

As of August 31, 2015, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, are as follows:

August 31,
2016	2017	2018	Total
$92,667	$118,234	$181,745	$392,646

The Expense Limitation Agreement is contractual through March 1, 2016 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

The Fund has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees, as described in the Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the trustee under the Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.

NOTE 7 — PURCHASED AND WRITTEN OPTIONS

Transactions in purchased OTC options on currencies were as follows:

	Notional Amount	Cost
Balance at 02/28/2015	$185,000,000	$1,187,000
Options Purchased	363,000,000	2,310,100
Options Expired	(293,000,000)	(2,068,500)
Options Terminated in Closing Sell Transactions	(78,000,000)	(439,700)
Balance at 08/31/2015	$177,000,000	$988,900

Transactions in written OTC options on currencies were as follows:

	Notional Amount	Premiums Received
Balance at 02/28/2015	$185,000,000	$1,187,000
Options Written	363,000,000	2,310,100
Options Expired	(304,000,000)	(1,966,800)
Options Terminated in Closing Purchase Transactions	(67,000,000)	(541,400)
Balance at 08/31/2015	$177,000,000	$988,900

Transactions in written OTC options on indices were as follows:

	Number of Contracts	Premiums Received
Balance at 02/28/2015	409,100	$6,583,625
Options Written	1,651,400	22,721,582
Options Expired	(687,100)	(12,323,259)
Options Terminated in Closing Purchase Transactions	(971,200)	(11,263,268)
Balance at 08/31/2015	402,200	$5,718,680

NOTE 8 — CONCENTRATION OF INVESTMENT RISKS

All Voya family of funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. The Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following are the principal risks associated with investing in the Fund. This is not, and is not intended to be, a description of all risks of investing in the Fund.

Foreign Securities and Emerging Markets. The Fund makes significant investments in foreign securities and may invest up to 20% of its managed assets in securities issued by companies located in countries with emerging

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2015 (UNAUDITED) (CONTINUED)

NOTE 8 — CONCENTRATION OF INVESTMENT RISKS (continued)

markets. Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

Leverage. Although the Fund has no current intention to do so, the Fund is authorized to utilize leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed.

Market Discount. Shares of closed-end investment companies frequently trade at a discount from their NAV. The possibility that Shares of the Fund will trade at a discount from their NAV is a risk separate and distinct from the risk that the Fund’s NAV may decrease.

NOTE 9 — CAPITAL SHARES

There was no capital shares activity during the period ended August 31, 2015 and during the year ended February 28, 2015.

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions in the current period will not be determined until after the Fund’s tax year-end of December 31, 2015. The tax composition of dividends and distributions as of the Fund’s most recent tax year-end was as follows:

Tax Year Ended December 31, 2014
Ordinary Income
$88,964,620

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2014 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards	Expiration
$29,198,346	$(4,156,168)	2016
	(325,327,424)	2017
	$(329,483,592)

The Fund’s major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2010.

As of August 31, 2015, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 11 — RESTRUCTURING PLAN

Investment Adviser:

Prior to May 2013, Voya Financial, Inc. was a wholly-owned subsidiary of ING Groep. In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2015 (UNAUDITED) (CONTINUED)

NOTE 11 — RESTRUCTURING PLAN (continued)

Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep was required to divest at least 25% of Voya Financial, Inc. by the end of 2013 and more than 50% by the end of 2014, and was required to divest its remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, Voya Financial, Inc. conducted an initial public offering of its common stock (the “IPO”). In October 2013, March 2014, and September 2014, ING Groep divested additional shares in several secondary offerings of common stock of Voya Financial, Inc. and concurrent share repurchases by Voya Financial, Inc. These transactions reduced ING Groep’s ownership interest in Voya Financial, Inc. to 32%. Voya Financial, Inc. did not receive any proceeds from these offerings.

In November 2014, through an additional secondary offering and the concurrent repurchase of shares by Voya Financial, Inc., ING Groep further reduced its interest in Voya Financial, Inc. below 25% to approximately 19% (the “November 2014 Offering”). The November 2014 Offering was deemed by the Investment Adviser to be a change of control (the “Change of Control”), which resulted in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Investment Adviser and sub-adviser provide services to the Fund. In anticipation of this termination, and in order to ensure that the existing investment advisory and sub-advisory services could continue uninterrupted, in 2013 the Board approved new advisory and sub-advisory agreements for the Fund, as applicable, in connection with the IPO. In addition, in 2013, shareholders of the Fund approved new investment advisory and affiliated sub-advisory agreements prompted by the IPO, as well as any future advisory and affiliated sub-advisory agreements prompted by the Separation Plan that are approved by the Board and that have terms not materially different from the current agreements. This meant that shareholders would not have another opportunity to vote on a new agreement with the Investment Adviser or current affiliated sub-adviser even upon a change of control prompted by the Separation Plan, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.

On November 18, 2014, in response to the Change of Control, the Board, at an in-person meeting, approved new investment advisory and sub-advisory agreements. At that meeting, the Investment Adviser represented that the new investment advisory and affiliated sub-advisory agreements approved by the Board were not materially different from the agreements approved by shareholders in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Fund will not be asked to vote again on the new agreements with the Investment Adviser and affiliated sub-adviser.

In March 2015, ING Groep divested the remainder of its interest in Voya Financial, Inc. through a secondary offering of Voya Financial, Inc.’s common stock and a concurrent share repurchase by Voya Financial, Inc. Voya Financial, Inc. did not receive any proceeds from these transactions.

Sub-Adviser:

NNIP Advisors is an indirect, wholly-owned subsidiary of NN Group N.V. (“NN Group”) and a subsidiary of ING Groep. In connection with the Restructuring Plan discussed above, ING Groep is required to divest more than 50% of its shares in NN Group before December 31, 2015 and the remaining interest before December 31, 2016. In July 2014, ING Groep settled the initial public offering of NN Group. As of September 2015, ING Groep holds an interest of 37.1% in NN Group. ING Group has stated that it intends to divest its remaining stake in NN Group in an orderly manner and ultimately by the end of 2016.

It is anticipated that one or more of the transactions to divest NN Group constitute a transfer of a controlling interest in NN Group, resulting in an “assignment” (as defined in the 1940 Act) of the existing sub-advisory agreements under which NNIP Advisors provides services to the Fund for which NNIP Advisors serves as Sub-Adviser. Pursuant to the 1940 Act, these sub-advisory agreements would automatically terminate upon their assignment. In order to ensure that the existing sub-advisory services can continue uninterrupted, the Board approved new sub-advisory agreements for the Fund in anticipation of the divestment. Shareholders of the Fund for which NNIP Advisors serves as a Sub-Adviser approved these new investment sub-advisory agreements. This approval also included approval of any future sub-advisory agreements prompted by the divestment that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders of the Fund may not have another opportunity to vote on a new agreement with NNIP Advisors even if NNIP Advisors undergoes a change of control pursuant to ING Groep’s divestment of NN Group, as long as no single person or

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2015 (UNAUDITED) (CONTINUED)

NOTE 11 — RESTRUCTURING PLAN (continued)

group of persons acting together gains “control” (as defined in the 1940 Act) of NN Group.

NOTE 12 — SUBSEQUENT EVENTS

Dividends: Subsequent to August 31, 2015, the Fund made distributions of:

Per Share Amount	Declaration Date	Payable Date	Record Date
$0.076	8/17/2015	9/15/2015	9/3/2015
$0.076	9/15/2015	10/15/2015	10/5/2015

Each month, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, capital gains, and return of capital, if any. A significant portion of the monthly distribution payments made by the Fund may constitute a return of capital.

Settlement: In March 2015, The Bank of New York Mellon (“BNYM”), the Fund’s custodian, announced it had agreed to settle various lawsuits (the “Settlement”) involving its standing instruction foreign exchange services. The Fund was a named member of the Settlement Class. On September 24, 2015, the United States District Court, Southern District of New York approved (the “Approval”) the Plan of Allocation related to the Settlement. After the announcement of the Approval, the Fund recorded a receivable in the amount of $5,088,027 representing the Fund’s estimated share of the net recovery associated with the Settlement.

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF AUGUST 31, 2015 (UNAUDITED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 95.9%
		Belgium: 0.9%
174,200		Other Securities	$7,111,441	0.9

		Canada: 3.8%
99,947	@	Canadian Imperial Bank of Commerce	7,345,603	0.9
730,121	@	Cenovus Energy, Inc.	10,583,314	1.3
505,914	@	Shaw Communications, Inc. — Class B	10,163,657	1.2
91,781		Other Securities	3,202,149	0.4
			31,294,723	3.8

		France: 10.2%
272,093		BNP Paribas	17,139,233	2.1
145,694		Casino Guichard Perrachon S.A.	9,203,456	1.1
227,631		Cie de Saint-Gobain	10,447,533	1.3
236,394		Eutelsat Communications	7,121,660	0.8
554,290		GDF Suez	9,899,568	1.2
289,300		Total S.A.	13,338,523	1.6
168,925		Vinci S.A.	10,865,805	1.3
66,497		Other Securities	6,540,732	0.8
			84,556,510	10.2

		Germany: 1.9%
308,445		Deutsche Bank AG	9,062,532	1.1
136,200		Other Securities	7,004,696	0.8
			16,067,228	1.9

		Italy: 3.9%
725,061		Assicurazioni Generali S.p.A.	13,260,814	1.6
508,887		ENI S.p.A.	8,399,622	1.0
1,641,400		UniCredit SpA	10,705,932	1.3
			32,366,368	3.9

		Japan: 7.7%
1,964,100		Mitsubishi UFJ Financial Group, Inc.	12,955,558	1.5
550,300		Mitsui & Co., Ltd.	7,155,962	0.9
1,108,900		Nissan Motor Co., Ltd.	9,972,803	1.2
320,000		Sumitomo Mitsui Financial Group, Inc.	13,061,269	1.6
1,194,000		Other Securities	20,893,864	2.5
			64,039,456	7.7

		Netherlands: 2.7%
617,667		Royal Dutch Shell PLC	16,213,794	2.0
785,860		Other Securities	6,136,985	0.7
			22,350,779	2.7

		Singapore: 1.1%
2,579,300		Other Securities	9,277,159	1.1

		Spain: 1.2%
700,743		Telefonica S.A.	9,875,160	1.2

COMMON STOCK: (continued)
		Sweden: 1.6%
901,401		Volvo AB — B Shares	$9,788,544	1.2
122,800		Other Securities	3,458,697	0.4
			13,247,241	1.6

		Switzerland: 5.9%
357,724		Credit Suisse Group AG	9,629,032	1.1
102,587		Novartis AG	10,011,036	1.2
49,081		Roche Holding AG	13,361,047	1.6
501,323		Other Securities	16,367,518	2.0
			49,368,633	5.9

		Taiwan: 1.4%
465,267	@	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	9,249,508	1.1
340,100		Other Securities	2,624,159	0.3
			11,873,667	1.4

		United Kingdom: 10.5%
2,377,613		Barclays PLC	9,448,155	1.1
1,195,192		HSBC Holdings PLC	9,446,376	1.1
170,213		Imperial Tobacco Group PLC	8,192,995	1.0
1,898,200		Kingfisher PLC	10,315,812	1.3
278,923		Rio Tinto PLC	10,183,628	1.2
3,785,354		Vodafone Group PLC	13,034,605	1.6
3,732,047		Other Securities	26,826,008	3.2
			87,447,579	10.5

		United States: 43.1%
62,006		Amgen, Inc.	9,411,271	1.1
91,351		Apple, Inc.	10,300,739	1.3
122,766		Chevron Corp.	9,942,818	1.2
376,139		Cisco Systems, Inc.	9,734,477	1.2
301,300		Citigroup, Inc.	16,113,524	1.9
239,500		ConAgra Foods, Inc.	9,982,360	1.2
406,800		EMC Corp.	10,117,116	1.2
180,748		ExxonMobil Corp.	13,599,480	1.6
295,250		Gap, Inc.	9,687,152	1.2
679,231		General Electric Co.	16,858,513	2.0
107,991		Johnson & Johnson	10,148,994	1.2
472,500		Mattel, Inc.	11,070,675	1.3
143,100		McDonald’s Corp.	13,597,362	1.6
249,747		Metlife, Inc.	12,512,325	1.5
378,476		Microsoft Corp.	16,471,276	2.0
496,487		Pfizer, Inc.	15,996,811	1.9
107,904		PNC Financial Services Group, Inc.	9,832,212	1.2
137,582		Procter & Gamble Co.	9,722,920	1.2
467,050		Symantec Corp.	9,569,855	1.2
3,142,965		Other Securities	133,868,789	16.1
			358,538,669	43.1

		Total Common Stock (Cost $841,373,130)	797,414,613	95.9

See Accompanying Notes to Financial Statements

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF AUGUST 31, 2015 (UNAUDITED) (CONTINUED)

# of Contracts			Value	Percentage of Net Assets

PURCHASED OPTIONS: 0.1%
		Options on Currencies: 0.1%
15,000,000	@	Call USD vs. Put EUR, Strike @ 1.069, Exp. 11/20/15 Counterparty: Societe Generale	$93,830	0.0
22,000,000	@	Call USD vs. Put EUR, Strike @ 1.037, Exp. 10/20/15 Counterparty: Goldman Sachs & Co.	30,362	0.0
19,000,000	@	Call USD vs. Put EUR, Strike @ 1.079, Exp. 09/18/15 Counterparty: Goldman Sachs & Co.	23,335	0.0
30,000,000	@	Call USD vs. Put GBP, Strike @ 1.512, Exp. 11/20/15 Counterparty: Goldman Sachs & Co.	273,779	0.1
31,000,000	@	Call USD vs. Put GBP, Strike @ 1.526, Exp. 09/18/15 Counterparty: Barclays Bank PLC	141,282	0.0
19,000,000	@	Call USD vs. Put GBP, Strike @ 1.502, Exp. 10/20/15 Counterparty: JPMorgan Chase & Co.	86,306	0.0
12,000,000	@	Call USD vs. Put JPY, Strike @ 127.250, Exp. 09/18/15 Counterparty: Barclays Bank PLC	2,413	0.0
14,000,000	@	Call USD vs. Put JPY, Strike @ 128.400, Exp. 10/20/15 Counterparty: JPMorgan Chase & Co.	18,153	0.0
15,000,000	@	Call USD vs. Put JPY, Strike @ 128.200, Exp. 11/20/15 Counterparty: Societe Generale	42,077	0.0
			711,537	0.1

		Total Purchased Options (Cost $988,900)	711,537	0.1

		Total Investments in Securities (Cost $842,362,030)	$798,126,150	96.0
		Assets in Excess of Other Liabilities	32,963,916	4.0
		Net Assets	$831,090,066	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of August 31, 2015.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security.

ADR	American Depositary Receipt

Cost for federal income tax purposes is $842,518,442.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$59,234,679
Gross Unrealized Depreciation	(103,626,971)
Net Unrealized Depreciation	$(44,392,292)

Sector Diversification	Percentage of Net Assets
Financials	21.7%
Information Technology	12.1
Health Care	11.0
Consumer Discretionary	10.4
Industrials	9.9
Energy	9.9
Consumer Staples	6.1
Materials	5.9
Telecommunication Services	5.2
Utilities	3.7
Purchased Options	0.1
Assets in Excess of Other Liabilities	4.0
Net Assets	100.0%

See Accompanying Notes to Financial Statements

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF AUGUST 31, 2015 (UNAUDITED) (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of August 31, 2015 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at August 31, 2015
Asset Table
Investments, at fair value
Common Stock
Belgium	$—	$7,111,441	$—	$7,111,441
Canada	31,294,723	—	—	31,294,723
France	—	84,556,510	—	84,556,510
Germany	—	16,067,228	—	16,067,228
Italy	—	32,366,368	—	32,366,368
Japan	—	64,039,456	—	64,039,456
Netherlands	—	22,350,779	—	22,350,779
Singapore	—	9,277,159	—	9,277,159
Spain	—	9,875,160	—	9,875,160
Sweden	—	13,247,241	—	13,247,241
Switzerland	—	49,368,633	—	49,368,633
Taiwan	9,249,508	2,624,159	—	11,873,667
United Kingdom	—	87,447,579	—	87,447,579
United States	353,886,297	4,652,372	—	358,538,669
Total Common Stock	394,430,528	402,984,085	—	797,414,613
Purchased Options	—	711,537	—	711,537
Total Investments, at fair value	$394,430,528	$403,695,622	$—	$798,126,150
Other Financial Instruments+
Futures	32,661	—	—	32,661
Total Assets	$394,463,189	$403,695,622	$—	$798,158,811
Liabilities Table
Other Financial Instruments+
Futures	$(860,581)	$—	$—	$(860,581)
Written Options	—	(2,274,955)	—	(2,274,955)
Total Liabilities	$(860,581)	$(2,274,955)	$—	$(3,135,536)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At August 31, 2015, the following futures contracts were outstanding for Voya Global Equity Dividend and Premium Opportunity Fund:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Nikkei 225 Index	212	09/10/15	$16,489,958	$(807,100)
S&P 500 E-Mini	22	09/18/15	2,166,120	32,661
			$18,656,078	$(774,439)
Short Contracts
EURO STOXX 50®	(136)	09/18/15	(4,988,880)	(1,508)
FTSE 100 Index	(86)	09/18/15	(8,204,364)	(51,973)
			$(13,193,244)	$(53,481)

See Accompanying Notes to Financial Statements

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF AUGUST 31, 2015 (UNAUDITED) (CONTINUED)

At August 31, 2015, the following over-the-counter written options were outstanding for Voya Global Equity Dividend and Premium Opportunity Fund:

Number of Contracts	Counterparty	Description	Exercise Price		Expiration Date	Premiums Received	Fair Value
Options on Indices
5,000	Barclays Bank PLC	Call on EURO STOXX 50® Index	3,739.110	EUR	09/04/15	$352,510	$—
4,600	BNP Paribas Bank	Call on EURO STOXX 50® Index	3,405.304	EUR	10/02/15	364,113	(232,974)
4,900	Morgan Stanley	Call on EURO STOXX 50® Index	3,696.420	EUR	09/18/15	301,030	(1,153)
2,700	Barclays Bank PLC	Call on FTSE 100 Index	6,422.067	GBP	10/02/15	375,410	(291,071)
2,500	Barclays Bank PLC	Call on FTSE 100 Index	6,748.170	GBP	09/18/15	259,996	(5,650)
2,500	BNP Paribas Bank	Call on FTSE 100 Index	6,799.150	GBP	09/04/15	273,013	(10)
85,800	Citigroup, Inc.	Call on Nikkei 225 Index	20,949.600	JPY	09/04/15	209,812	(69)
84,800	Citigroup, Inc.	Call on Nikkei 225 Index	21,009.310	JPY	09/18/15	213,358	(5,269)
86,100	Morgan Stanley	Call on Nikkei 225 Index	19,818.258	JPY	10/02/15	238,264	(131,125)
40,900	Citigroup, Inc.	Call on S&P 500 Index	2,049.793	USD	10/02/15	1,280,264	(605,679)
41,300	Citigroup, Inc.	Call on S&P 500 Index	2,096.590	USD	09/18/15	903,128	(60,308)
41,100	Citigroup, Inc.	Call on S&P 500 Index	2,136.790	USD	09/04/15	947,782	(736)
Options on Currencies
22,000,000	Goldman Sachs & Co.	Put USD vs. Call EUR	1.125	USD	10/20/15	$152,500	$(372,143)
19,000,000	Goldman Sachs & Co.	Put USD vs. Call EUR	1.179	USD	09/18/15	142,500	(9,299)
15,000,000	Societe Generale	Put USD vs. Call EUR	1.165	USD	11/20/15	90,000	(112,309)
31,000,000	Barclays Bank PLC	Put USD vs. Call GBP	1.625	USD	09/18/15	155,000	(446)
30,000,000	Goldman Sachs & Co.	Put USD vs. Call GBP	1.615	USD	11/20/15	150,000	(45,543)
19,000,000	JPMorgan Chase & Co.	Put USD vs. Call GBP	1.599	USD	10/20/15	98,800	(23,641)
12,000,000	Barclays Bank PLC	Put USD vs. Call JPY	119.130	USD	09/18/15	60,000	(42,138)
14,000,000	JPMorgan Chase & Co.	Put USD vs. Call JPY	120.180	USD	10/20/15	65,100	(167,362)
15,000,000	Societe Generale	Put USD vs. Call JPY	118.900	USD	11/20/15	75,000	(168,030)
			Total Written OTC Options			$6,707,580	$(2,274,955)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of August 31, 2015 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$711,537
Equity contracts	Net Assets — Unrealized appreciation**	32,661
Total Asset Derivatives		$744,198
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation**	$860,581
Equity Contracts	Written options, at fair value	1,334,044
Foreign exchange contracts	Written options, at fair value	940,911
Total Liability Derivatives		$3,135,536

*	Includes purchased options.

**	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended August 31, 2015 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Futures	Written options	Total
Equity contracts	$—	$7,127,951	$5,875,221	13,003,172
Foreign exchange contracts	(638,221)	—	1,029,746	391,525
Total	$(638,221)	$7,127,951	$6,904,967	$13,394,697

See Accompanying Notes to Financial Statements

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF AUGUST 31, 2015 (UNAUDITED) (CONTINUED)

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Futures	Written options	Total
Equity contracts	$—	$(1,531,897)	$12,300,124	$10,768,227
Foreign exchange contracts	(174,331)	—	(600,037)	(774,368)
Total	$(174,331)	$(1,531,897)	$11,700,087	$9,993,859

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at August 31, 2015:

	Barclays Bank PLC	BNP Paribas Bank	Citigroup, Inc.	Goldman Sachs & Co.	JPMorgan Chase & Co.	Morgan Stanley	Societe Generale	Totals
Assets:
Purchased options	$143,695	$—	$—	$327,476	$104,459	$—	$135,907	$711,537
Total Assets	$143,695	$—	$—	$327,476	$104,459	$—	$135,907	$711,537
Liabilities:
Written options	$339,305	$232,984	$672,061	$426,985	$191,003	$132,278	$280,339	$2,274,955
Total Liabilities	$339,305	$232,984	$672,061	$426,985	$191,003	$132,278	$280,339	$2,274,955
Net OTC derivative instruments by counterparty, at fair value	$(195,610)	$(232,984)	$(672,061)	$(99,509)	$(86,544)	$(132,278)	$(144,432)	$(1,563,418)
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—	$—	$—	$—	$—	$—
Net Exposure(1)	$(195,610)	$(232,984)	$(672,061)	$(99,509)	$(86,544)	$(132,278)	$(144,432)	$(1,563,418)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

Supplemental Option Information (Unaudited)

Supplemental Call Option Statistics as of August 31, 2015:

Indices
% of Total Net Assets against which calls written	49.91%
Average Days to Expiration at time written	44 days
Average Call Moneyness* at time written	OTM/ATM
Premiums received for calls	$5,718,680
Value of calls	$(1,334,044)

Currencies
% of Total Net Assets against which calls/puts written	20.08%
Average Days to Expiration at time written	91 days
Average Call Moneyness* at time written	OTM
Premiums received for calls	$988,900
Value of calls	$(940,911)

Supplemental Put Option Statistics as of August 31, 2015:

Currency
% of Total Net Assets against which Currency calls/puts purchased	20.08%
Average Days to Expiration at time purchased	91 days
Average Currency Put Moneyness* at time purchased	OTM
Premiums Paid for puts	$988,900
Value of puts	$(711,537)

*	“Moneyness” is the term used to describe the relationship between the price of the underlying asset and the option’s exercise or strike price. For example, a call (buy) option is considered “in-the-money” when the value of the underlying asset exceeds the strike price. Conversely, a put (sell) option is considered “in-the-money” when its strike price exceeds the value of the underlying asset. Options are characterized for the purpose of Moneyness as, “in-the-money” (“ITM”), “out-of-the-money” (“OTM”) or “at-the-money” (“ATM”), where the underlying asset value equals the strike price.

See Accompanying Notes to Financial Statements

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

Proposal:

1    To elect four nominees to the Board of Trustees of Voya Global Equity Dividend and Premium Opportunity Fund.

An annual shareholder meeting of Voya Global Equity Dividend and Premium Opportunity Fund was held July 1, 2015, at the offices of Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Voya Global Equity Dividend and Premium Opportunity Fund
Colleen D. Baldwin	1*	80,001,645.038	4,604,967.600	0.000	0.000	84,606,612.638
Peter S. Drotch	1*	79,776,867.038	4,829,745.600	0.000	0.000	84,606,612.638
Russell H. Jones	1*	79,837,500.038	4,769,112.600	0.000	0.000	84,606,612.638
Joseph E. Obermeyer	1*	80,245,090.038	4,361,522.600	0.000	0.000	84,606,612.638

*	Proposal Passed

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

APPROVAL OF AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENT

At a meeting held on March 12, 2015, the Board of Trustees (the “Board”) of Voya Global Equity Dividend and Premium Opportunity Fund (the “Fund”), including a majority of Board members who have no direct or indirect interest in the advisory agreement (“Independent Trustees”), approved amending and restating the Investment Management Agreement between the Fund and Voya Investments, LLC (the “Adviser”) so that, effective May 1, 2015, the terms of the Fund’s Investment Management Agreement and its Administration Agreement are combined under a single Amended and Restated Investment Management Agreement with a single management fee. The single management fee rate under the Fund’s Amended and Restated Investment Management Agreement does not exceed the former combined investment management and administrative services fee rates for the Fund and, under the Fund’s Amended and Restated Investment Management Agreement, there was no change to the investment management or administrative services provided or the fees charged to the Fund.

In connection with its review, the Board determined that it did not need to consider certain factors it typically considers during its review of the Fund’s advisory agreements because it had reviewed, among other matters, the nature, extent and quality of services being provided and, as applicable, actions taken in certain instances to improve the relationship between the costs and the quality of services being provided, on September 12, 2014, when it renewed the Agreement. On September 12, 2014, the Board concluded, in light of all factors it considered, to renew the Agreement and that the fee rate set forth in the Agreement was fair and reasonable. Among other factors considered at that meeting, the Board considered: (1) the nature, extent and quality of services provided under the Agreement; (2) the extent to which economies of scale are reflected in the fee rate schedule under the Agreement; (3) the existence of any “fall-out” benefits to the Adviser and its affiliates; (4) a comparison of the fee rate, expense ratio, and investment performance to those of similar funds; and (5) the costs incurred and profits realized by the Adviser and its affiliates with respect to their services to the Fund. A further description of the process followed by the Board in approving the Agreement on September 12, 2014, including the information reviewed, certain material factors considered and certain related conclusions reached, is set forth in the Fund’s annual report to shareholders for the period ended February 28, 2015.

On March 12, 2015, the Board, including the Independent Trustees, approved the Amended and Restated Investment Management Agreement. In analyzing whether to approve the Amended and Restated Investment Management Agreement, the Board did consider, among other things: (1) a memorandum and related materials outlining the terms of this Agreement and Management’s rationale for proposing the amendments that combine the terms of the Fund’s investment management and administrative services arrangements under a single agreement; (2) Management’s representations that, under the Amended and Restated Investment Management Agreement, there would be no change in the fees payable for the combination of advisory and administrative services provided to the Fund; (3) Management’s confirmation that the implementation of the Amended and Restated Investment Management Agreement would result in no change in the scope of services that the Adviser provides to the Fund and that the personnel who have provided administrative and advisory services to the Fund previously would continue to do so after the Amended and Restated Investment Management Agreement becomes effective; and (4) representations from Management that the combination of the Agreements better aligns the Fund’s contracts with the manner in which the Adviser and its affiliates provide such services to the Fund. In approving the amendment to the Fund’s Investment Management Agreement, different Board members may have given different weight to different individual factors and related conclusions.

ADDITIONAL INFORMATION (UNAUDITED)

During the period, there were no material changes in the Fund’s investment objective or policies that were not approved by the shareholders or the Fund’s charter or by-laws or in the principal risk factors associated with investment in the Fund other than that listed below. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

The Fund may lend portfolio securities in an amount equal to up to 33 1/3% of its managed assets to broker dealers or other institutional borrowers, in exchange for cash collateral and fees. The fund may use the cash collateral in connection with the Fund’s investment program as approved by the Adviser, including generating cash to cover collateral posting requirements. Although the Fund has no current intention to do so, it may use the cash collateral to generate additional income. The use of cash collateral in connection with the Fund’s investment program may have a leveraging effect on the Fund, which would increase the volatility of the Fund and could reduce its returns and/or cause a loss.

The Fund intends to engage in lending portfolio securities only when such lending is secured by cash or other permissible collateral in an amount at least equal to the market value of the securities loaned. The Fund will maintain cash, cash equivalents or liquid securities holdings in an amount sufficient to cover its repayment obligation with respect to the collateral, marked to market on a daily basis.

Securities lending involves the risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. Loans will be made only to organizations whose credit quality or claims paying ability is considered by the Sub-Adviser to be at least investment grade. The financial condition of the borrower will be monitored by the Adviser on an ongoing basis. The Fund will not lend portfolio securities subject to a written American style covered call option contract. The Fund may lend portfolio securities subject to a written European style covered call option contract as long as the lending period is less than or equal to the term of the covered call option contract.

The Fund was granted exemptive relief by the SEC (the “Order”), which under the 1940 Act, would permit the Fund, subject to Board approval, to include realized long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year) (“Managed Distribution Policy”). The Fund may in the future adopt a Managed Distribution Policy.

Dividend Reinvestment Plan

Unless the registered owner of Common Shares elects to receive cash by contacting Computershare Shareowner Services LLC (the “Plan Agent”), all dividends declared on Common Shares of the Fund will be automatically reinvested by the Plan Agent for shareholders in additional Common Shares of the Fund through the Fund’s Dividend Reinvestment Plan (the “Plan”). Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares of the Fund for you. If you wish for all dividends declared on your Common Shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Agent will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. Open-market purchases and sales are usually made through a broker affiliated with the Plan Agent.

If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the NAV per Common Share, the Plan Agent will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Agent will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Agent will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases.

The Fund pays monthly Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through

ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

the date before the next “ex-dividend” date, which typically will be approximately ten days.

If, before the Plan Agent has completed its Open-Market Purchases, the market price per common share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Agent is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making Open-Market Purchases and will invest the un-invested portion of the Dividend amount in Newly Issued Common Shares at the NAV per common share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a partial or full sale of shares through the Plan Agent are subject to a $15.00 sales fee and a $0.10 per share brokerage commission on purchases or sales, and may be subject to certain other service charges.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All questions concerning the Plan or a request to terminate participation should be directed to the Fund’s Shareholder Service Department at (800) 992-0180.

Key Financial Dates — Calendar 2015 Distributions:

Declaration Date	Ex Date	Record Date	Payable Date
15-Jan-15	2-Feb-15	4-Feb-15	17-Feb-15
17-Feb-15	2-Mar-15	4-Mar-15	16-Mar-15
16-Mar-15	1-Apr-14	6-Apr-15	15-Apr-15
15-Apr-15	1-May-15	5-May-15	15-May-15
15-May-15	1-Jun-15	3-Jun-15	15-Jun-15
15-Jun-15	1-Jul-15	6-Jul-15	15-Jul-15
15-Jul-15	3-Aug-15	5-Aug-15	17-Aug-15
17-Aug-15	1-Sep-15	3-Sep-15	15-Sep-15
15-Sep-15	1-Oct-15	5-Oct-15	15-Oct-15
15-Oct-15	2-Nov-15	4-Nov-15	16-Nov-15
16-Nov-15	1-Dec-15	3-Dec-15	15-Dec-15
15-Dec-15	29-Dec-15	31-Dec-15	15-Jan-16

Record date will be two business days after each Ex-Dividend Date. These dates are subject to change.

Stock Data

The Fund’s common shares are traded on the NYSE (Symbol: IGD).

Repurchase of Securities by Closed-End Companies

In accordance with Section 23(c) of the 1940 Act, and Rule 23c-1 under the 1940 Act the Fund may from time to time purchase shares of beneficial interest of the Fund in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.

Number of Shareholders

The number of record holders of Common Stock as of August 31, 2015 was 100, which does not include approximately 43,814 beneficial owners of shares held in the name of brokers of other nominees.

Certifications

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund’s CEO submitted the Annual CEO Certification on July 31, 2015 certifying that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal controls over financial reporting.

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
Computershare Shareowner Services LLC
480 Washington Boulevard
Jersey City, New Jersey 07310-1900

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Toll-Free Shareholder Information
Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at (800) 992-0180

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com	SAR-IGD (0815-102315)

Item 2.	Code of Ethics.

Not required for semi-annual filing.

Item 3.	Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4.	Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5.	Audit Committee of Listed Registrants.

Not required for semi-annual filing.

Item 6.	Schedule of Investments

Voya Global Equity Dividend And Premium Opportunity Fund	Portfolio Of Investments as of August 31, 2015 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.9%
		Belgium: 0.9%
174,200		Ageas	7,111,441	0.9

		Canada: 3.8%
99,947	@	Canadian Imperial Bank of Commerce	7,345,603	0.9
730,121	@	Cenovus Energy, Inc.	10,583,314	1.3
505,914	@	Shaw Communications, Inc. - Class B	10,163,657	1.2
91,781	@	TransCanada Corp.	3,202,149	0.4
			31,294,723	3.8

		France: 10.2%
272,093		BNP Paribas	17,139,233	2.1
145,694		Casino Guichard Perrachon S.A.	9,203,456	1.1
227,631		Cie de Saint-Gobain	10,447,533	1.3
236,394		Eutelsat Communications	7,121,660	0.8
554,290		GDF Suez	9,899,568	1.2
66,497		Sanofi	6,540,732	0.8
289,300		Total S.A.	13,338,523	1.6
168,925		Vinci S.A.	10,865,805	1.3
			84,556,510	10.2

		Germany: 1.9%
308,445		Deutsche Bank AG	9,062,532	1.1
49,700		SAP SE	3,333,362	0.4
86,500		Wincor Nixdorf AG	3,671,334	0.4
			16,067,228	1.9

		Italy: 3.9%
725,061		Assicurazioni Generali S.p.A.	13,260,814	1.6
508,887		ENI S.p.A.	8,399,622	1.0
1,641,400		UniCredit SpA	10,705,932	1.3
			32,366,368	3.9

		Japan: 7.7%
139,600		Canon, Inc.	4,253,205	0.5
401,400		Hitachi Chemical Co., Ltd.	6,144,350	0.7
581,100		Itochu Corp.	6,969,281	0.8
1,964,100		Mitsubishi UFJ Financial Group, Inc.	12,955,558	1.6
550,300		Mitsui & Co., Ltd.	7,155,962	0.9
1,108,900		Nissan Motor Co., Ltd.	9,972,803	1.2
320,000		Sumitomo Mitsui Financial Group, Inc.	13,061,269	1.6
71,900		Takeda Pharmaceutical Co., Ltd.	3,527,028	0.4
			64,039,456	7.7

		Netherlands: 2.7%
785,860		ArcelorMittal	6,136,985	0.7
617,667		Royal Dutch Shell PLC	16,213,794	2.0
			22,350,779	2.7

		Singapore: 1.1%
2,360,100		Singapore Telecommunications Ltd.	6,263,458	0.7
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Singapore: (cotinued)
219,200		United Overseas Bank Ltd.	3,013,701	0.4
			9,277,159	1.1

		Spain: 1.2%
700,743		Telefonica S.A.	9,875,160	1.2

		Sweden: 1.6%
122,800		Electrolux AB	3,458,697	0.4
901,401		Volvo AB - B Shares	9,788,544	1.2
			13,247,241	1.6

		Switzerland: 5.9%
357,724		Credit Suisse Group AG	9,629,032	1.1
102,587		Novartis AG	10,011,036	1.2
49,081		Roche Holding AG	13,361,047	1.6
458,212		STMicroelectronics NV	3,322,934	0.4
19,900		Syngenta AG	6,671,692	0.8
23,211		Zurich Insurance Group AG	6,372,892	0.8
			49,368,633	5.9

		Taiwan: 1.4%
340,100		MediaTek, Inc.	2,624,159	0.3
465,267	@	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	9,249,508	1.1
			11,873,667	1.4

		United Kingdom: 10.5%
2,377,613		Barclays PLC	9,448,155	1.1
1,195,192		HSBC Holdings PLC	9,446,376	1.1
170,213		Imperial Tobacco Group PLC	8,192,995	1.0
1,714,137		J Sainsbury PLC	6,344,737	0.8
1,898,200		Kingfisher PLC	10,315,812	1.3
833,960		Rexam PLC	6,841,524	0.8
278,923		Rio Tinto PLC	10,183,629	1.2
882,800		RSA Insurance Group PLC	6,891,249	0.8
301,150		SSE PLC	6,748,497	0.8
3,785,354		Vodafone Group PLC	13,034,605	1.6
			87,447,579	10.5

		United States: 43.1%
101,111		AbbVie, Inc.	6,310,338	0.8
208,700		ADT Corp.	6,841,186	0.8
128,600		American Electric Power Co., Inc.	6,981,694	0.9
62,006		Amgen, Inc.	9,411,271	1.1
91,351		Apple, Inc.	10,300,739	1.3
177,350		Baxter International, Inc.	6,819,107	0.8
56,238		Bristol-Myers Squibb Co.	3,344,474	0.4
90,580		Caterpillar, Inc.	6,923,935	0.8
251,979		CenturyLink, Inc.	6,813,512	0.8
122,766		Chevron Corp.	9,942,818	1.2
376,139		Cisco Systems, Inc.	9,734,477	1.2
301,300		Citigroup, Inc.	16,113,524	2.0
239,500		ConAgra Foods, Inc.	9,982,360	1.2
83,944		Eli Lilly & Co.	6,912,788	0.8
406,800		EMC Corp.	10,117,116	1.2
143,695		Eversource Energy	6,788,152	0.8
180,748		ExxonMobil Corp.	13,599,480	1.6
618,673		Freeport-McMoRan, Inc.	6,582,681	0.8
295,250		Gap, Inc.	9,687,152	1.2

See Accompanying Notes to Financial Statements

1

Voya Global Equity Dividend And Premium Opportunity Fund	Portfolio Of Investments as of August 31, 2015 (Unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		United States: (continued)
679,231		General Electric Co.	16,858,513	2.0
122,764		Intel Corp.	3,503,685	0.4
107,991		Johnson & Johnson	10,148,994	1.2
102,774		JPMorgan Chase & Co.	6,587,813	0.8
126,700		Las Vegas Sands Corp.	5,857,341	0.7
102,357		Macy's, Inc.	5,999,144	0.7
472,500		Mattel, Inc.	11,070,675	1.3
143,100		McDonald's Corp.	13,597,362	1.6
249,747		Metlife, Inc.	12,512,325	1.5
378,476		Microsoft Corp.	16,471,276	2.0
101,278		Molson Coors Brewing Co.	6,896,019	0.8
165,700		Mosaic Co.	6,765,531	0.8
496,487		Pfizer, Inc.	15,996,811	1.9
107,904		PNC Financial Services Group, Inc.	9,832,212	1.2
137,582		Procter & Gamble Co.	9,722,920	1.2
117,200		SanDisk Corp.	6,394,432	0.8
85,000		Schlumberger Ltd.	6,576,450	0.8
138,339	@	Seagate Technology	7,110,625	0.9
67,900		Stanley Black & Decker, Inc.	6,893,208	0.8
467,050		Symantec Corp.	9,569,854	1.2
50,300		Verizon Communications, Inc.	2,314,303	0.3
101,783		Verizon Communications, Inc. - VZC	4,652,372	0.5
			358,538,669	43.1

	Total Common Stock (Cost $841,373,130)		797,414,613	95.9

# of Contracts			Value	Percentage of Net Assets
PURCHASED OPTIONS: 0.1%
		Options on Currencies: 0.1%
15,000,000	@	Call USD vs. Put EUR, Strike @ 1.069, Exp. 11/20/15 Counterparty: Societe Generale	93,830	0.0
22,000,000	@	Call USD vs. Put EUR, Strike @ 1.037, Exp. 10/20/15 Counterparty: Goldman Sachs & Co.	30,362	0.0
19,000,000	@	Call USD vs. Put EUR, Strike @ 1.079, Exp. 09/18/15 Counterparty: Goldman Sachs & Co.	23,335	0.0
30,000,000	@	Call USD vs. Put GBP, Strike @ 1.512, Exp. 11/20/15 Counterparty: Goldman Sachs & Co.	273,779	0.1
31,000,000	@	Call USD vs. Put GBP, Strike @ 1.526, Exp. 09/18/15 Counterparty: Barclays Bank PLC	141,282	0.0
19,000,000	@	Call USD vs. Put GBP, Strike @ 1.502, Exp. 10/20/15 Counterparty: JPMorgan Chase & Co.	86,306	0.0
12,000,000	@	Call USD vs. Put JPY, Strike @ 127.250, Exp. 09/18/15 Counterparty: Barclays Bank PLC	2,413	0.0
# of Contracts		Value	Percentage of Net Assets
PURCHASED OPTIONS: (continued)
		Options on Currencies: (continued)
14,000,000	@ Call USD vs. Put JPY, Strike @ 128.400, Exp. 10/20/15 Counterparty: JPMorgan Chase & Co.	18,153	0.0
15,000,000	@ Call USD vs. Put JPY, Strike @ 128.200, Exp. 11/20/15 Counterparty: Societe Generale	42,077	0.0
		711,537	0.1

	Total Purchased Options (Cost $988,900)	711,537	0.1

	Total Investments in Securities (Cost $842,362,030)	$798,126,150	96.0
	Assets in Excess of Other Liabilities	32,963,916	4.0
	Net Assets	$831,090,066	100.0

@	Non-income producing security.
ADR	American Depositary Receipt

Cost for federal income tax purposes is $842,518,442.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$59,234,679
Gross Unrealized Depreciation	(103,626,971)

Net Unrealized Depreciation	$(44,392,292)

See Accompanying Notes to Financial Statements

2

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not required for semi-annual filing.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not required for semi-annual filing.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

N/A.

Item 11.	Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a) (l)	The Code of Ethics is not required for the semi-annual filing.

(a) (2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a) (3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Global Equity Dividend and Premium Opportunity Fund

By:	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: November 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: November 6, 2015

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: November 6, 2015